UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 __________________________________
 SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Post Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Vote Online
Go to www.envisionreports.com/POST or scan the QR code - login details are located in the shaded bar below.
Proxies for shares owned through the Post Holdings, Inc. Savings Investment Plan, the 8th Avenue Food & Provisions, Inc. 401(k) Plan and the BellRing Brands, Inc. 401(k) Plan must be received by 11:59 p.m. Eastern Time on January 22, 2024.

Shareholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the
Post Holdings, Inc. Shareholder Meeting To Be Held on January 25, 2024
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Proxy Materials Available to View or Receive:
1.Notice and Proxy Statement     2. Annual Report

The proxy materials are available at:

www.envisionreports.com/POST

Easy Online Access – View your proxy materials and vote.
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/POST.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you also can help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials and Form of Proxy – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before January 15, 2024 to facilitate timely delivery.

Shareholder Meeting Notice

Post Holdings, Inc.’s Annual Meeting of Shareholders will be held on Thursday, January 25, 2024 at 9:00 a.m., Central Time, virtually via the Internet at https://www.meetnow.global/MSJZ4JW. To access the virtual meeting and vote at the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Please refer to the Proxy Statement for additional information.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all of the nominees listed in Item No. 1 and FOR Item Nos. 2, 3 and 4.
1.    Election of Directors - William P. Stiritz, Thomas C. Erb and Jennifer Kuperman.
2.    Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2024.
3.    Advisory approval of the Company's executive compensation.
4.    Approval of amendment to the Company's Amended and Restated Articles of Incorporation to declassify the Company's Board of Directors.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a paper or email copy of the proxy materials and form of proxy and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials and form of proxy.

–	Internet – Go to www.envisionreports.com/POST. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

–
Email – Send an email to investorvote@computershare.com with “Proxy Materials Post Holdings, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials and form of proxy must be received by January 15, 2024.